OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS, NET	OTHER FINANCIAL ITEMS, NET

Other financial items comprise the following items:

	Year ended December 31,
(in thousands of $)	2023	2022	2021
Net payments on non-designated derivatives relating to interest rate swaps	5,270	(341)	(6,707)
Net payments on non-designated derivatives relating to cross currency swaps	(3)	(7)	(8)
Total net cash movement on non-designated derivatives and swap settlements	5,267	(348)	(6,715)
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to interest rate swaps	(2,926)	17,202	11,607
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to cross currency swaps	(5,012)	(60)	(16)
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to commodity swaps	(437)	—	—
Total net movement in fair value of non-designated derivatives	(8,375)	17,142	11,591
Allowance for expected credit losses	458	522	722
Other items	1,458	(1,788)	1,085
Total other financial items, net	(1,192)	15,528	6,683

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps, cross currency interest rate swaps, cross currency swaps and commodity swaps. Changes in the fair values of the effective portion of swaps that are designated as cash flow hedges are reported under "Other comprehensive income".

The above net movement in the valuation of non-designated derivatives in the year ended December 31, 2023, includes a net decrease of $4.6 million (year ended December 31, 2022: $0.0 million; year ended December 31, 2021: $0.0 million) reclassified from "Other comprehensive income", as a result of certain swaps relating to loan facilities no longer being designated as cash flow hedges.

In the year ended December 31, 2023, other items included the distribution of a no claims bonus of $2.6 million from Den Norske Krigsforsikring for Skib (“DNK”), the Norwegian Shipowners’ Mutual War Risks Insurance Association (year ended December 31, 2022: $0.3 million; year ended December 31, 2021: $2.6 million).
During the year ended December 31, 2023, the Company recorded a decrease in the credit loss provision of $0.5 million (year ended December 31, 2022: $0.5 million, year ended December 31, 2021: $0.7 million). (See Note 27: Allowance for Expected Credit Losses).

Other items in the year ended December 31, 2023, include a net loss of $0.1 million arising from foreign currency translations (year ended December 31, 2022: $0.7 million; year ended December 31, 2021: $0.4 million). Other items also include bank charges and fees relating to loan facilities.